        Exhibit 99.2

UNAUDITED INTERIM CONSOLIDATED

FINANCIAL STATEMENTS

September 30, 2017

Unaudited Consolidated financial report September 30, 2017

A – STATEMENT OF FINANCIAL POSITION (BALANCE SHEET)

ASSETS (in thousands of euros)	Notes	9/30/2017	12/31/2016
Goodwill	7	14,416	14,416
Intangible assets	8	76	71
Property, plant and equipment		966	925
Financial assets	9	178	186
Differed tax assets		125	8
Non-current assets		15,761	15,605
Inventories	10	31,223	20,088
Trade receivables	11	23,529	58,205
Other current assets		11,293	4,161
Financial assets at fair value		-	3,337
Current tax assets		-	-
Cash and cash equivalents	12	32,213	26,078
Current assets		98,258	111,870
Total assets		114,019	127,475

EQUITY AND LIABILITIES (in thousands of euros)	Notes	9/30/2017	12/31/2016
Share capital		250	252
Consolidated reserves		60,970	45,781
Consolidated net income		9,610	19,604
Equity attributable to owners of the Company		70,830	65,636
Non-controlling interests			39
Total equity		70,830	65,676
Borrowings	14	375	608
Employee-related liabilities		76	60
Other non-current provisions		415	507
Differed tax		-	-
Non-current liabilities		866	1,176
Borrowings	14	1,932	762
Down-payments received
Trade payables		24,542	25,978
Current tax liabilities		(318)	3,611
Other current liabilities	15	16,167	30,273
Current liabilities		42,323	60,624
Total equity and liabilities		114,019	127,475

Unaudited Consolidated financial report September 30, 2017

B – CONSOLIDATED INCOME STATEMENT

		Three months ended		Nine months ended
(in thousands of euros)	Notes	September 30,	September 30,	September 30,	September 30,
		2017	2016	2017	2016

Revenue		21 630	21 310	84 003	73 749
Cost of goods solds		(11 960)	(12 983)	(52 128)	(45 770)
Other purchases and external expenses		(2 409)	(2 381)	(9 931)	(10 285)
Employee benefits expense		(1 259)	(1 310)	(4 099)	(4 117)
Taxes and duties other than income tax		(160)	(116)	(422)	(426)
Charges to depreciation, amortization, provisions and impairment		(58)	(56)	(73)	(143)
Other operating income and expenses		(37)	(2)	(38)	(3)
Current operating income		5 747	4 461	17 313	13 006
Other income and expenses		143	15	476	(170)
Net operating income		5 890	4 476	17 789	12 836
Net finance costs		(5)	3	(25)	(49)
Other financial expenses		(3 970)	21	(3 927)	68
Net financial expense		(3 975)	24	(3 952)	19
Net income before tax		1 915	4 500	13 837	12 855
Income tax expense	16	(618)	(1 427)	(4 227)	(4 300)
Share of net income of associates		-	-	-	-
Net income for the period		1 297	3 073	9 610	8 555
Attributable to non-controlling interests			5		13
Attributable to owners of the Company		1 297	3 068	9 610	8 542

Basic earnings per share (in euros)		5,19	10,30	38,46	28,67
Diluted earnings per share (in euros)	13	5,19	10,28	38,46	28,62

Unaudited Consolidated financial report September 30, 2017

C – STATEMENT OF COMPREHENSIVE INCOME

The Statement of Comprehensive Income is presented pursuant to IAS 1 revised, which requires the presentation below the Income Statement or in a separate statement, of income and expense items recognized directly in equity.

Comprehensive income is equal to net income for the year plus income and expense items recognized directly in equity.

(in thousands of euros)	Three months ended		Nine months ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

Comprehensive income from continuing operations	1 297	3 073	9 610	8 555
Attributable to non-recurring interests		5		13
Attributable to owners of the Company	1 297	3 068	9 610	8 541

Basic comprehensive income per share*	5,19	10,30	38,46	28,67
Diluted comprehensive income per share*	5,19	10,28	38,46	28,62

Unaudited Consolidated financial report September 30, 2017

D – STATEMENT OF CASH FLOWS

		Nine months ended
(In thousands of euros)	Notes	September 30, 2017	September 30, 2016

Net income of consolidated companies		9 610	8 555
- Charges to depreciation, amortization, provisions and impairment		(19)	443
- Income tax expense (income)		4 227	4 300
- Net finance costs		25	49
Operating cash flow before changes in operating working capital		13 843	13 347
- Changes in operating working capital		(3 093)	836
- Income taxes paid		(4 227)	(4 300)
Cash flows from operating activities (Total I)		6 522	9 883
Investing activities
Payments for intangible assets and property, plant and equipment		(198)	(98)
Payment for shares		-	-
Proceeds from disposal of intangible assets and property, plant and equipment		7	-
Change in loans and advances granted		8	(8)
Acquisition/disposal of entities net of cash and cash equivalents acquired		-	(1 125)
Cash flows used in investing activities (Total II)		(183)	(1 231)
Financing activities
Proceeds from issues of shares for cash		-	-
Treasury share repurchases and sales		(1 118)	(1)
Change in current accounts		-	-
Interest paid		(25)	(49)
Repayment of borrowings		(445)	(395)
Cash flow used in financing activities (Total III)		(1 588)	(445)

Net increase (decrease) in cash and cash equivalents (I+II+III)		4 752	8 207
Cash and cash equivalents at the beginning of the period		25 907	15 928
Cash and cash equivalents at the end of the period		30 660	24 135
Effects of exchange rate changes
Net increase (decrease) in cash and cash equivalents		4 753	8 208

Unaudited Consolidated financial report September 30, 2017

E – STATEMENT OF CHANGES IN EQUITY

(In thousands of euros)	Share capital	Share premium	Reserves	Foreign currency translation reserve	Equity attributable to owners of the Company	Non- recurring interests	Total equity

As of December 31, 2016	252	2,699	59,348	3,337	65,636	39	65,676
Net income for the period ended September 30, 2017			9,610		9,610		9,610
Share capital increase	1	128	(89)		40	(39)	1
Share capital reduction	(2)	(1,116)			(1,118)		(1,118)
Dividend distribution
Movements in consolidated reserves (change in scope)							0
Change in foreign currency translation reserve				(3,337)	(3,337)		(3,337)
As of September 30, 2017	250	1,712	68,869	0	70,831	0	70,830

Unaudited Consolidated financial report September 30, 2017

F – NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

CONTENTS

Amounts are expressed in thousands of euros, unless otherwise indicated

Unaudited Consolidated financial report September 30, 2017

Note 1. GENERAL INFORMATION

Robopolis (hereinafter “the Company”) is a simplified joint stock company (société par actions simplifiée) governed by French law. Its registered office is located in Villeurbanne, France.

The Group is the European leader in domestic robotics. It holds exclusive distribution contracts in the regions where it operates and primarily with the manufacturer, IRobot.

The consolidated interim financial statements are prepared as of September 30, 2017 and for the three and nine month periods ended September 30, 2017 and 2016.

Note 2. DECLARATION OF COMPLIANCE

The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB).

The unaudited interim consolidated financial statements as of September 30, 2017 and for the three and nine months ended September 30, 2017 and 2016 have been prepared in accordance with IAS 34 “Interim Financial Reporting”. They do not include all information and disclosures required in the annual audited financial statements. Accordingly, these financial statements should be read in conjunction with our audited financial statements for the year ended December 31, 2016 and the notes thereto.

Note 3. ACCOUNTING BASIS

The consolidated financial statements comprise the financial statements of the simplified joint stock company, Robopolis and the subsidiaries it controls.

The financial statements are presented in thousands of euros, unless otherwise stated. Amounts are rounded up where the figure after the decimal is €500 or more.

Note 4. ACCOUNTING POLICIES

4.1 Income tax

Deferred taxes are recognized, using the liability method, on temporary differences existing at the reporting date between the tax bases of assets and liabilities and their carrying amounts, as well as on unused tax losses.

Unaudited Consolidated financial report September 30, 2017

Deferred tax assets and liabilities are calculated at tax rates expected to apply during the period in which the asset will be realized or the liability settled, based on tax regulations that have been enacted or substantively enacted at the reporting date.

Deferred taxes are calculated individually for each entity and are offset when the taxes are collected by the same tax authority and concern the same tax entity.

Deferred taxes payable are recognized as income or expenditure in the Income Statement unless they relate to a transaction or event that is recognized directly in equity.

Deferred taxes are presented on separate lines of the Balance Sheet under non-current assets and non-current liabilities.

Deferred tax assets and liabilities are not discounted to present value.

4.2 Revenue

Sales are recognized at the date of transfer of the risks and rewards of ownership, generally evidenced by the delivery of the goods.

Revenues are measured at the fair value of the consideration received or receivable in accordance with IAS 18, equal to the amount of cash or cash equivalents received or receivable, net of any trade discounts or volume rebates.

4.3 Operating segments

A segment is a distinguishable component of the Group that is engaged in providing products or services (business segment) and that is subject to risks and returns that are different from those of other business segments.

The Group has a single business segment.

The geographic segments adopted by Robopolis for secondary reporting purposes reflect customer invoicing addresses.

Segment assets are the non-current and current assets used by a segment. Any assets not allocated to a segment are presented on the line “Unallocated assets”.

Segment liabilities are those liabilities that result from the activities of a segment and that either are directly attributable to the segment or can be allocated to the segment on a reasonable basis. They include non-current and current liabilities. Any liabilities not allocated to a segment are presented on the line “Unallocated liabilities”.

Unaudited Consolidated financial report September 30, 2017

The Group operates exclusively in the euro zone. Its subsidiaries are located in Spain, Belgium, Germany, the Netherlands, Austria and Portugal.

Note 5. MAJOR EVENTS OF THE PERIOD

The contract dated December 5, 2012 for the acquisition of 90% of the share capital of the subsidiary, Asimotion, included an option for the purchase by the Company of the remaining 10% of shares by December 31, 2017 at the latest. This share purchase transaction was completed and validated by a decision of the Board of Directors on March 16, 2017.

All the decisions approved by the General Assembly of Shareholders dated December 13, 2016 were fully performed including the payment in anticipation of all the Seller’s financing arrangements.

On July 25, 2017 Robopolis’ shareholders signed a Shares Purchase Agreement (”SPA”) with iRobot, a US company being its main supplier and partner in order to sell 100% of the shares. The final closing is planned on October 2, 2017.

On August 31, 2017, the Robopolis SAS purchased 1 850 of its own shares at a unit price of € 496,569 per share in order to cancel them as per the decision of the General Assembly dated July 13, 2017. The consideration was settled fully in cash.

As part of the SPA conditions, Robopolis SAS has sold all hedging positions before the closing.

The total cost for Robopolis to sell all hedging positions was approximately 3.9 million Euros, and was recorded in the other financial expenses in the three months period ended September 30, 2017.

Note 6. SUBSEQUENT EVENTS

On October 2, 2017 Robopolis’ shareholders completed the sale of 100% of the shares to iRobot, a US company being its main supplier and partner, as per the Shares Purchase Agreement signed on July 25, 2017.

Note 7. GOODWILL

Breakdown of goodwill (net carrying amount)

Unaudited Consolidated financial report September 30, 2017

Company or group	Year of acquisition	Currency	9/30/2017	12/31/2016
RRDS SL (Espagne)	2010	k€	4,846	4,846
Robopolis GmbH (Allemagne)	2011	k€	6,281	6,281
Robopolis SPRL (Belgique)	2011	k€	1,045	1,045
Robopolis BV (Pays-Bas)	2012	k€	1,118	1,118
Robotworld (Portugal)	2016	k€	1,125	1,125
Net carrying amount			14,416	14,416

Note 8. INTANGIBLE ASSETS

(In thousands of euros)	Softwares	Websites	Trademarks	Total

Opening gross carrying amount	535	125	3	660

Acquisitions	24			24
Closing gross carrying amount	559	125	3	684

Opening accumulated amortization	470	120	0	590

Charge to amortization	16	2		18
Closing accumulated amortization	486	122	0	608

Opening net carrying amount	65	5	3	71
Closing net carrying amount	72	3	3	76

Unaudited Consolidated financial report September 30, 2017

Note 9. FINANCIAL ASSETS

The different financial instrument categories are presented at net carrying amount below.

As of September 30, 2017

(In thousands of euros)	As of 09/30/2017	Available for sale financial assets	Loans and receivables	Held-to- maturity investments	Financial assets at fair value through profit or loss	Assets outside IAS 39 scope
Goodwill	14,416	-	-	-	-	14,416
Intangible assets	76	-	-	-	-	76
Tangible assets	967	-	-	-	-	967
Non current assets	178	-	178	-	-	-
Non current income tax	125	-	-	-	-	125
Non current assets	15,762	-	178	-	-	15,584
Net inventory	31,223	-	-	-	-	31,223
Receivables	23,529	-	23,529	-	-	-
Other current assets	11,293	-	11,293	-	-	-
	-	-	-	-	-	-
Cash and equivalents	32,213	-	32,213	-	-	-
Current assets	98,258	-	67,035	-	-	31,223
As of December 31, 2016
(In thousands of euros)	As of 12/31/2016	Available- for sale financial assets	Loans and receivables	Held-to- maturity investments	Financial assets at fair value through profit or loss	Assets outside IAS 39 scope
Goodwill	14,416	-	-	-	-	14,416
Intangible assets	71	-	-	-	-	71
Property, plant and equipment	925	-	-	-	-	925
Financial assets	186	-	186	-	-	-
Deferred tax assets	8	-	-	-	-	8
Non-current assets	15,606	-	186	-	-	15,420
Inventories	20,088	-	-	-	-	20,088
Trade receivables	58,205	-	58,205	-	-	-
Other current assets	4,161	-	4,161	-	-	-
Current tax assets	-	-	-	-	-	-
Cash and cash equivalents	29,415	-	26,078	-	3,337	-
Current assets	111,870	-	88,444	-	3,337	20,088

Unaudited Consolidated financial report September 30, 2017

Note 10. INVENTORIES

(In thousands of euros)	09/30/2017	12/31/2016
Goods	31,615	20,555
Impairment	(392)	(467)
Total	31,223	20,088

Note 11. TRADE RECEIVABLES

(In thousands of euros)	09/30/2017	12/31/2016
Trade receivables	23,770	58,446
Impairment	(241)	(241)
Total	23,529	58,205

Note 12. CASH AND CASH EQUIVALENTS

(In thousands of euros)	9/30/2017	Change	12/31/2016
Investment securities	-	-	-
Bank guarantees	-	-	-
Hedging instruments	-	(3,337)	3,337
Cash at bank and in hand	32,213	6,135	26,078
Cash and cash equivalents	32,213	2,798	29,415
Hedging instruments	-	188	-
Overdrafts and short-term bank borrowings	(1,553)	(1,382)	(171)
Cash and cash equivalents, net	30,660	1,604	29,244
Breakdown of hedging instruments:
Hedging instruments - Assets	3,337	3,337	-
Hedging instruments - Liabilities	-	-	-
Difference in consolidated equity	3,337	3,337	-

Foreign exchange gains and losses resulting from differences between closing exchange rates and financial instrument hedging rates are recognized in the Group accounts through profit or loss (equity).

Unaudited Consolidated financial report September 30, 2017

Note 13. EARNINGS PER SHARE

	Three months ended		Nine months ended
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Net income (loss) attributable to owners of the Company (in € thousands)	1,297	3,068	9,610	8,542

Weighted average number of shares	249,861	298,439	249,861	298,439
Earnings per share (in euros)	5.19	10.28	38.46	28.62
Net income (loss) attributable to owners of the Company (in € thousands)	1,297	3,068	9,610	8,542
Weighted average number of shares	249,861	298,439	249,861	298,439
Adjustments for dilutive instruments	-	-	-	-
Number of shares for calculating diluted earnings per share	249,861	298,439	249,861	298,439
Diluted earnings per share	5.19	10.28	38.46	28.62

Note 14. BORROWINGS

Group net borrowings break down as follows:

(In thousands of euros)	Less than 1 year	1 to 5 years	More than 5 years	9/30/17	12/31/2016

Bank borrowings	4	371	-	375	608
Non-current borrowings	4	371	-	375	608

Bank borrowings	380	-	-	380	591

Shareholder current accounts	-	-	-	-	-
Hedging instruments	-	-	-	-	-
Overdrafts and short-term bank borrowings	1,553	-	-	1,553	171
Current borrowings	1,932	-	-	1,932	762
Total borrowings	1,936	371	-	2,307	1,370
Investment securities				-	-
Bank guarantees				-	-
Hedging instruments				-	(3,337)
Cash at bank and in hand				(32,213)	(26,078)
Cash and cash equivalents				(32,213)	(29,415)
Net debt				(29,905)	(28,045)

Unaudited Consolidated financial report September 30, 2017

Note 15. OTHER CURRENT LIABILITIES

(In thousands of euros)	9/30/2017	12/31/2016
Tax and employee-related liabilities	10,915	5,810
Other liabilities	5,252	24,355
Deferred income	-	108
Total	16,167	30,273

Note 16. INCOME TAX EXPENSE

The income tax expense breaks down as follows (in thousands of euros):

	Three months ended		Nine months ended
(in thousands of euros)	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Current tax	269	1,350	4,345	4,576
Differed tax	349	77	(117)	(276)
Income tax expense	618	1,427	4,227	4,300

Note 17. COMMITMENTS AND CONTINGENT LIABILITIES

Commitments given

-	Robopolis guarantees the financial commitments given by its Belgian subsidiaries to various banks.

Commitments at the end of the period:	K€ 260

Commitments received

-	USD-denominated import documentary credit facilities granted by various banks to Robopolis SAS.

Total amount due (euro equivalent):	K€ 30,732

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